Income Taxes	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 7 - Income Taxes

 A reconciliation of income tax expense (benefit) computed at the statutory federal income tax rate of 34% for 2011 and 2010 compared to the Company’s income tax expense for the years ended December 31, 2011 and January 1, 2011 is as follows:

	2011	2010

Income tax expense (benefit) at statutory rate	$(2,684,000)	$(698,000)
(Increase) decrease resulting from:
State income taxes, net of federal tax effect	(382,000)	(93,000)
Nondeductible expenses	135,000	74,000
Change in effective tax rate	(26,000)	67,000
Change in valuation allowance	2,953,000	642,000
Other	4,000	8,000
	$-	$-

The deferred income tax assets and liabilities consisted of the following components as of December 31, 2011 and January 1, 2011:

	2011	2010

Deferred tax assets:
Net operating loss carryforward	$4,757,000	$2,920,000
Stock options and restricted stock	1,620,000	589,000
Inventory reserve	88,000	64,000
Allowance for doubtful accounts	4,000	7,000
Accrued expenses	86,000	36,000
Intangibles	63,000	66,000
Deferred rent	42,000	43,000
	6,660,000	3,725,000
Less valuation allowance	6,493,000	3,540,000
	167,000	185,000

Deferred tax liabilities:
Leasehold improvements and equipment	(129,000)	(148,000)
Prepaid expenses	(38,000)	(37,000)
	(167,000)	(185,000)

	$-	$-

The Company has tax net operating loss carryforwards available to offset future federal taxable income and future state taxable income of approximately $12,187,000 and $11,425,000, respectively which begin to expire in year ending December 31, 2023 and 2013, respectively. Under the Internal Revenue Code, certain ownership changes may subject the Company to annual limitations on the utilization of its net operating loss carryforward. The Company has determined that the stocks issued in the year 2010 created a change in control under the Internal Revenue Code Section 382. This limitation is not expected to be significant.